UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported): October 4, 2004
                                                      ---------------

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                  0-26323                  51-0402415
  ----------------------------     ------------           -------------------
  (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)          File Number)          Identification No.)


6355 Topanga Canyon Boulevard, Suite 510              91367
Woodland Hills, California                          ---------
----------------------------------------            (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:  (818) 883-6716
                                                     --------------

Item 8.01.   OTHER EVENTS.

     The Registrant reported that Edmond Buccellato, President and CEO of Advanced Biotherapy, Inc. has been invited to make a presentation at the William Blair & Company 7th Annual Private Equity Conference, which will take place on October 12th and 13th at the Four Seasons Hotel in Chicago, as more specifically described in the joint press release filed as Exhibit 99.1.

EXHIBIT

Designation                                Description of Exhibit
99.1                                       Press Release dated 10/04/04.






                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCED BIOTHERAPY, INC.
                                           (Registrant)


Date: October 4, 2004                  By: /s/ Edmond Buccellato
                                           ---------------------------------
                                           Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS


Exhibit                                    Description
-------                                    -----------
99.1                                       Press Release dated 10/04/04.